================================================================================














                                 LOAN AGREEMENT

                                     Between

                            DIVERSE MEDIA GROUP CORP.
                                     Lender

                                       and

                           DIVERSE TALENT GROUP, INC.

                                    Borrower


                               CHRISTOPHER NASSIF

                        Fraudulent Transaction Guarantor

                            Dated as of May 24, 2006

                                 LOAN AGREEMENT

                                Table of Contents

1.    Definitions.............................................................1

1.1   Definitions.............................................................1

2.    Loan Description........................................................4

2.1   Commitment..............................................................4

2.2   Borrowing Procedures....................................................4

2.3   Conditions to Each Loan.................................................5

2.4   Note....................................................................5

2.5   Due Date................................................................5

2.6   Prepayments.............................................................5

3.    Security for Obligations................................................6

4.    Fraud Guarantee.........................................................6

5.    Effectiveness; Conditions to Loan Disbursements.........................6

5.1   Initial Loan............................................................6

5.2   All Loans...............................................................7

6.    Representations and Warranties..........................................7

6.1   Organization and Qualification..........................................7

6.2   Authorization...........................................................7

6.3   No Liens................................................................7

6.4   No Governmental Approval Necessary......................................8

6.5   Accuracy of Financial Statements........................................8

6.6   No Pending or Threatened Litigation.....................................8

6.7   Full and Accurate Disclosure............................................8

6.8   Compliance with All Applicable Law......................................8

6.9   Operation of Business...................................................8

6.10  Payment of Taxes........................................................9

6.11  Subsidiaries............................................................9

7.    Borrower's Covenants....................................................9

7.1   Use of Proceeds.........................................................9

7.2   Continued Compliance with Applicable Law................................9

7.3   Prior Consent for Amendment or Change...................................9

7.4   Payment of Taxes and Obligations.......................................10

7.5   Financial Statements, Reports and Tax Returns..........................10

7.6   Financial Covenants....................................................10

7.7   Limitations on Debt....................................................11

7.8   Limitations on Loans...................................................11

7.9   Limitations on Operating Leases........................................11

7.10  Restricted Payments....................................................11

7.11  Liens..................................................................11

7.12  Investments............................................................12

7.13  Mergers, Consolidations, Sales.........................................12

7.14  Subsidiaries...........................................................12

7.15  Insurance..............................................................12

7.16  Inspection.............................................................12

7.17  Operation of Business..................................................12

7.18  Maintenance of Records and Properties..................................13

7.19  Notice of Default, Litigation..........................................13

7.20  Maintenance of Existence, etc..........................................13

7.21  Further Assurances.....................................................13

8.    Default................................................................13

8.1   Events of Default......................................................13

8.2   No Waiver of Event of Default..........................................15

9.    Remedies...............................................................15

9.1   Remedies upon Event of Default.........................................15

9.2   Rights and Remedies Cumulative; No Waiver of Rights....................16

9.3   Offset.................................................................16

10.   General Provisions.....................................................16

10.1  Governing Agreement....................................................16

10.2  Borrower's Obligations Cumulative......................................17

10.3  Payment of Expenses and Attorney's Fees................................17

10.4  Right to Perform for Borrower..........................................17

10.5  Assignability..........................................................17

10.6  Third Party Beneficiaries..............................................18

10.7  Governing Law..........................................................18

10.8  Severability...........................................................18

10.9  Interpretation of Loan Agreement.......................................18

10.10 Survival and Binding Effect of Representations, Warranties,
       and Covenants.........................................................18

10.11 Indemnification........................................................19

10.12 Interest on Expenses and Indemnification, Collateral, Order of
       Application...........................................................19

10.13 Limitation of Consequential Damages....................................19

10.14 Revival Clause.........................................................19

10.15 Governing Law; Dispute Resolution......................................20

10.16 Notices................................................................20

10.17 Counterparts...........................................................21

10.18 Disclosure of Financial and Other Information..........................21

10.19 Integrated Agreement and Subsequent Amendment..........................21

EXHIBITS

Exhibit A - Note
Exhibit B - Fraudulent Transaction Guarantee

                                 Loan Agreement

         This Loan Agreement is made and entered into by and between Diverse Media Group Corp. ("Lender"), a Utah corporation and a wholly owned subsidiary of CirTran Corporation, a Nevada corporation, and Diverse Talent Group, Inc., a California corporation ("Borrower"), and Christopher Nassif, an individual ("Fraud Guarantor").

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Definitions
         -----------

         1.1      Definitions
                  -----------

         Terms defined in the singular shall have the same meaning when used in the plural and vice versa. As used herein, the term:

         "Business Day" means any day not a Saturday, Sunday or legal holiday in the State of California.

         "Change of Control" means (a) the acquisition by any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of 20% or more of the outstanding shares of common stock of the Borrower; or (b) during any 12-month period, individuals who at the beginning of such period constituted Borrower's Board of Directors (together with any new directors whose election by Borrower's Board of Directors or whose nomination for election by Borrower's shareholders was approved by a vote of a majority of the directors who either were directors at beginning of such period or whose election or nomination was previously so approved) ceasing for any reason to constitute a majority of the Board of Directors of Borrower.

         "Commitment" means the commitment of Lender hereunder to make Loans to Borrower. The initial amount of the Commitment is Two Hundred Thousand Dollars ($200,000.00).

         "Compliance Certificate" means a compliance certificate in a form acceptable to Lender certifying Borrower's status regarding Borrower's compliance with all terms and conditions of this Loan Agreement, including compliance with the financial covenants provided in Section 7.6. The Compliance Certificate shall include the data and calculations supporting all financial covenants, whether in compliance or not, and shall be signed by the president or chief financial officer of Borrower.

         "Collateral" shall have the meaning set forth in Section 3.

         "Debt" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money; (b) all obligations issued, undertaken or assumed by such Person as the deferred purchase price of property or services (other than trade payables and current operating liabilities not for borrowed money, entered into in the ordinary course of business on ordinary terms that are not more than 90 days past due, unless contested in good faith and by appropriate proceedings); (c) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments; (d) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all obligations of such Person with respect to capital leases; and (f) all guarantees of such Person of any Debt of another Person.

         "Disposition" means any transaction, or series of related transactions, pursuant to which any Person or any of its subsidiaries sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person.

         "Distribution" means any distribution of any kind, whether in cash, securities or in kind, from any Person to any other Person.

         "Effective Date" shall mean May 24, 2006.

         "Employment Agreement" shall mean the Employment Agreement between Lender and Fraud Guarantor effective as of May __, 2006.

         "Event of Default" shall have the meaning set forth in Section 8.1.

         "Exclusive Services Agreement" means the Assignment and Exclusive Services Agreement effective as of April 1, 2006 by and between the Borrower, the Fraud Guarantor and the Lender.

         "Fraud Guarantee" means the fraudulent transaction guarantee described in Article 4 in the form of Exhibit B hereto, which is incorporated herein by reference, and any and all amendments, modifications, addendums and replacements.

         "Insolvency Proceeding" means, without respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors (including any proceeding under the United States Bankruptcy Code) or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of such creditors.

          "Lien" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, or any financing lease having substantially the same economic effect as any of the foregoing, but not including the interest of a lessor under an operating lease).

         "Loan" or "Loans" has the meaning set forth in Section 2.1.

         "Loan Agreement" means this agreement, together with any exhibits, amendments, addendums, and modifications.

         "Loan Documents" means the Loan Agreement, Note, Fraud Guarantee, Security Documents, all other agreements and documents contemplated by any of the aforesaid documents, and all amendments, modifications, addendums, and replacements, whether presently existing or created in the future.

         "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise), profits or prospects of Borrower or Fraud Guarantor; or (b) a material adverse effect upon the legality, validity, binding effect or enforceability against Borrower or Fraud Guarantor of any Loan Document.

         "Note" means the promissory note to be executed by Borrower pursuant to
Section 2.4 in the form of Exhibit A hereto, which is incorporated herein by reference, and any and all renewals, extensions, modifications, and replacements thereof.

         "Obligations" means the Loans, the Note, and all obligations of Borrower under the Loan Documents.

         "Organizational Documents" means the Articles of Incorporation and Bylaws and all amendments, modifications, and changes to any of the foregoing which are currently in effect.

         "Person" means any natural person, corporation, partnership, limited liability company, trust, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Restricted Payment" means any Distribution, Disposition or payment of cash or property, or both, directly or indirectly, to any shareholder or other Affiliate of the Borrower.

         "Security Documents" means all security agreements, assignments, pledges, financing statements, deeds of trust, mortgages, and other documents which create or evidence any security interest, assignment, lien or other encumbrance in favor of Lender to secure any or all of the Obligations, and all amendments, modifications, addendums, and replacements, whether presently existing or created in the future.

         "Service Agreement Receivables" at any time means the amount Borrower would be paid pursuant to the Exclusive Services Agreement if all valid accounts receivable of Lender at that time (whether acquired by Lender at the time of the Exclusive Services Agreement or thereafter generated by Lender and Borrower) were to be immediately collected. The valid accounts receivable of Lender do not include any accounts which Lender in its reasonable judgment has written off, determined to be uncollectible or fully reserved against.

         "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests is owned or controlled directly or indirectly by such Person, or by one or more of the Subsidiaries of such Person, or by a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of Borrower.

         "Termination Date" has the meaning set forth in Section 2.1.

         "Unmatured Event of Default" means any event which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

2.       Loan Description
         ----------------

         2.1      Commitment
                  ----------

         Subject to the terms and conditions of this Loan Agreement, Lender agrees to make loans to Borrower on a revolving basis (collectively the "Loans" and individually each a "Loan") from time to time before April 30, 2011 (the "Termination Date"), in such amounts in the aggregate at any one time outstanding as Borrower may from time to time request; provided, however, that the aggregate outstanding principal amount of all Loans shall not at any one time exceed $200,000.00, and the amount of any single Loan, or the total of all Loans originated in any seven-day period, shall not exceed $20,000. Borrower may borrow, repay and reborrow Loans from time to time before the Termination Date in accordance with the provisions of this Loan Agreement.

         2.2      Borrowing Procedures
                  --------------------

         Lender shall receive prior written or telephonic notice from Borrower of each proposed Loan hereunder by 1:00 p.m., Salt Lake City, Utah, time, on the proposed date of such Loan. Each Loan shall be in a maximum amount of $20,000 and in an integral multiple of $1,000. The total of all Loans originated in any seven-day period shall not exceed $20,000.

         2.3      Conditions to Each Loan
                  -----------------------

         Notwithstanding any other provision of this Loan Agreement, no Loan shall be required to be made hereunder if the conditions precedent to the making of such Loan specified in Section 5 have not been satisfied.

         2.4      Note
                  ----

         The Loans shall be evidenced by a Note (as amended or otherwise modified from time to time, and together with any substitutions therefor or renewals thereof, the "Note") substantially in the form of Exhibit A, with appropriate insertions, dated the date of the initial Loan (or such earlier date as shall be satisfactory to Lender), payable to the order of Lender on the Termination Date in the principal amount of the original Commitment of Lender or, if less, the aggregate unpaid principal amount of all Loans. The date and amount of each Loan made by Lender and of each repayment of principal thereon received by Lender shall be recorded by Lender in its records. The aggregate unpaid principal amount so recorded shall be rebuttably presumptive evidence of the principal amount owing and unpaid on the Note. The failure so to record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations of Borrower hereunder or under the Note to repay the actual outstanding principal amount of the Loans together with all interest accruing thereon.

         2.5      Due Date
                  --------

         The Note shall provide for the payment of no interest except following a default or Event of Default. If any payment of principal under the Note (or of any other amount payable hereunder) falls due on a day that is not a Business Day, then such due date shall be the next preceding Business Day.

         2.6      Prepayments
                  -----------

                  a. Mandatory Prepayment. Borrower agrees that if at any time the aggregate outstanding principal amount of all Loans shall exceed $200,000.00 Borrower shall make a prepayment of the Loans in an amount equal to such excess.

                  b. Optional Prepayments. Borrower may from time to time prepay the Note in whole or in part without premium or penalty.

                  c. Additional Mandatory Prepayment. If Borrower is not in compliance with the financial covenant contained in Section 7.6, then Borrower shall prepay the Loan by an amount equal to 100% of the amounts payable to Borrower under the Exclusive Services Agreement until the covenant has been complied with. Borrower authorizes Lender to make such payments under the Exclusive Services Agreement directly to Lender to the extent of the mandatory prepayment.

3.       Security for Obligations
         ------------------------

         The Obligations shall be secured by such collateral as is provided in the Security Documents (the "Collateral"), which shall include, without limitation, security interests in all accounts receivable, general intangibles, commissions owed to Borrower under the Exclusive Services Agreement and assets of Borrower.

4.       Fraud Guarantee
         ---------------

         Upon execution and delivery of this Loan Agreement, Fraud Guarantor shall execute and deliver the Fraud Guarantee in the form of Exhibit B.

5.       Effectiveness; Conditions to Loan Disbursements
         -----------------------------------------------

         The obligation of Lender to make the Loans is subject to the following conditions precedent:

         5.1      Initial Loan
                  ------------

         The obligation of Lender to make the initial Loan is subject to (i) the conditions specified in this Section 5 having been satisfied; and (ii) Lender having received all of the following, each duly executed and dated the Effective Date (or such earlier date shall be satisfactory to Lender), in form and substance satisfactory to Lender.

                  a.       The Note.

                  b. A resolution of the Board of Directors of Borrower authorizing the Loans.

                  c.       The Security Documents executed by Borrower.

                  d.       The Fraud Guarantee executed by the Fraud Guarantor.

                  e. Terminations of all security interests covering the Collateral, including without limitation, such UCC-3 termination statements as Lender may request.

                  f. A Compliance Certificate demonstrating Borrower's compliance with all terms, conditions, and covenants contained in this Loan Agreement.

                  g. Such other documents as Lender may reasonably request.

         All conditions precedent set forth in this Loan Agreement and any of the Loan Documents are for the sole benefit of Lender and may be waived unilaterally by Lender.

         5.2      All Loans
                  ---------

         The obligation of Lender to make each Loan is subject to the following further conditions precedent that (a) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the making of such Loan, (b) the warranties of Fraud Guarantor and Borrower contained in the Loan Documents are true and correct as of the date of such requested Loan, with the same effect as though made on the date of such Loan (and each request by Borrower for a Loan shall be deemed to be a certification by Borrower to Lender that the conditions precedent set forth in this Section 5.2 have been satisfied)
(c) the Loan will not cause Borrower to be out of compliance with the financial covenant contained in Section 7.6, and (d) CirTran has approved the making of the Loan by Lender, which approval shall not be unreasonably withheld.

6.       Representations and Warranties
         ------------------------------

         6.1      Organization and Qualification
                  ------------------------------

         Borrower represents and warrants that it is a corporation duly organized and existing in good standing under the laws of the State of California. Borrower represents and warrants that it is duly qualified to do business in each jurisdiction where the conduct of its business requires qualification. Borrower represents and warrants that it has the full power and authority to own its property and to conduct the business in which it engages and to enter into and perform its obligations under the Loan Documents. Borrower represents and warrants that it has delivered to Lender or Lender's counsel accurate and complete copies of Borrower's Organizational Documents which are operative and in effect as of the Effective Date.

         6.2      Authorization
                  -------------

         Borrower represents and warrants that the execution, delivery, and performance by Borrower of the Loan Documents has been duly authorized by all necessary action on the part of Borrower and are not inconsistent with Borrower's Organizational Documents or any board of directors resolution, and that Borrower does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which Borrower is a party or by which it is bound, and that upon execution and delivery thereof, the Loan Documents will constitute legal, valid, and binding agreements and obligations of Borrower, enforceable in accordance with their respective terms.

         6.3      No Liens
                  --------

         Borrower represents and warrants that it owns its assets free and clear of any and all liens, pledges or encumbrances of any kind

         6.4      No Governmental Approval Necessary
                  ----------------------------------

         Borrower represents and warrants that no consent by, approval of, giving of notice to, registration with, or taking of any other action with respect to or by any federal, state, or local governmental authority or organization is required for Borrower's execution, delivery, or performance of the Loan Documents.

         6.5      Accuracy of Financial Statements
                  --------------------------------

         Borrower represents and warrants that all of its financial statements heretofore delivered to Lender fully and fairly represent Borrower's financial condition as of the date thereof and the results of Borrower's operations for the period or periods covered thereby. Borrower represents and warrants that since the dates of its most recent financial statements delivered to Lender, there has been no material adverse change in its financial condition.

         6.6      No Pending or Threatened Litigation
                  -----------------------------------

         Borrower represents and warrants that there are no actions, suits, or proceedings pending or, to Borrower's knowledge, threatened against or affecting Borrower in any court or before any governmental commission, board, or authority which, if adversely determined, would have a Material Adverse Effect.

         6.7      Full and Accurate Disclosure
                  ----------------------------

         Borrower represents and warrants that this Loan Agreement, the financial statements referred to herein, and all other statements furnished by Borrower to Lender in connection herewith contain no untrue statement of a material fact and omit no material fact necessary to make the statements contained therein or herein not misleading. Borrower represents and warrants that it has not failed to disclose in writing to Lender any fact that would, or could reasonably have, a Material Adverse Effect.

         6.8      Compliance with All Applicable Law
                  ----------------------------------

         Borrower represents and warrants that it has complied with all applicable statutes, rules, regulations, orders, and restrictions of any domestic or foreign government, or any instrumentality or agency thereof having jurisdiction over the conduct of Borrower's business or the ownership of its properties, which may have a material impact or effect upon the conduct of Borrower's business or the ownership of its properties.

         6.9      Operation of Business
                  ---------------------

         Borrower represents and warrants that Borrower possesses all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and Borrower is not in violation of any valid rights of others with respect to any of the foregoing.

         6.10     Payment of Taxes
                  ----------------

         Borrower represents and warrants that Borrower has filed all tax returns (federal, state, and local) required to be filed and has paid all taxes, assessments, and governmental charges and levies, including interest and penalties, on Borrower's assets, business and income, except such as are being contested in good faith by proper proceedings and as to which adequate reserves are maintained.

         6.11     Subsidiaries
                  ------------

         Borrower has no Subsidiaries.

7.       Borrower's Covenants
         --------------------

         Borrower makes the following agreements and covenants, which shall continue so long as this Loan Agreement is in effect and so long as Borrower is indebted to Lender for the Obligations, unless otherwise agreed in writing by Lender and Borrower.

         7.1      Use of Proceeds
                  ---------------

         Borrower shall use the proceeds of the Loans solely for working capital, capital expenditures, and other general business purposes. Without Lender's consent, Borrower shall not use proceeds to make any investments in securities, to make any loans to third parties or to increase cash or cash reserves to beyond what is required for immediate working capital purposes.

         7.2      Continued Compliance with Applicable Law
                  ----------------------------------------

         Borrower shall conduct its business in a lawful manner and in material compliance with all applicable federal, state, and local laws, ordinances, rules, regulations, and orders; shall maintain in good standing all licenses and organizational or other qualifications reasonably necessary to its business and existence; and shall not engage in any business not authorized by and not in accordance with its Organizational Documents and other governing documents.

         7.3      Prior Consent for Amendment or Change
                  -------------------------------------

         Borrower shall not materially modify, amend, or otherwise alter its Organizational Documents or other governing documents without Lender's prior written consent. Borrower shall not, without Lender's prior written consent, waive or fail to enforce its Organizational Documents or other governing documents if doing so would cause a Material Adverse Effect. Borrower shall not change its name or convert to a different form of legal entity without Lender's prior written consent.

         7.4      Payment of Taxes and Obligations
                  --------------------------------

         Borrower shall pay when due all taxes, assessments, and governmental charges and levies on Borrower's assets, business, and income, and all material obligations of Borrower of whatever nature, except such as are being contested in good faith by proper proceedings and as to which adequate reserves are maintained.

         7.5      Financial Statements, Reports and Tax Returns
                  ---------------------------------------------

         Borrower shall provide Lender with such financial statements and reports as Lender may reasonably request. Financial statements and reports shall be prepared in accordance with generally accepted accounting principles and shall fully and fairly represent Borrower's financial condition as of the date thereof and the results of Borrower's operations for the period or periods covered thereby.

         Until requested otherwise by Lender, Borrower shall provide the following financial statements, reports and tax returns to Lender:

                  a. Monthly financial statements in a form acceptable to Lender, to be delivered to Lender within 15 days of the end of the month. The financial statements shall include a certification by the president or chief financial officer of Borrower that the financial statements fully and fairly represent Borrower's financial condition as of the date thereof and the results of operations for the period covered thereby and are consistent with other financial statements previously delivered to Lender.

                  b. Within 45 days of the end of each calendar quarter, a Compliance Certificate in a form acceptable to Lender certifying that Borrower is or is not in compliance with all terms and conditions of this Loan Agreement, including compliance with the financial covenants provided in Section 7.6, or if not in compliance, the nature of the noncompliance and Borrower's intentions with respect thereto. The Compliance Certificate shall include the data and calculations supporting all financial covenants, whether in compliance or not, and shall be signed by the president or chief financial officer of Borrower.

         d. The federal income tax return of Borrower within 15 days after the filing thereof.

         7.6      Financial Covenants
                  -------------------

         The total amount outstanding pursuant to this Loan Agreement shall not any time exceed the Service Agreement Receivables.

         7.7      Limitations on Debt
                  -------------------

         Borrower shall not create, incur, assume or allow to exist any Debt, except Debt incurred pursuant to this Loan Agreement, without the prior written consent of Lender.

         7.8      Limitations on Loans
                  --------------------

         Borrower shall not make or allow to exist any loans or advances, of any nature whatsoever, to any Person, or guarantee or allow to exist any guarantee of the indebtedness of any Person, except advances in the ordinary course of business to vendors, suppliers, and contractors, without the prior written consent of Lender.

         7.9      Limitations on Operating Leases
                  -------------------------------

         Borrower shall not create, incur, assume or allow to exist any operating lease obligations without the prior written consent of Lender.

         7.10     Restricted Payments
                  -------------------

         Borrower shall make no Restricted Payments without the Lender's prior written consent (which may be withheld at the sole discretion of Lender). With regard to such Restricted Payments, Borrower shall not directly or indirectly declare, order, pay or make any Restricted Payment, or set aside any sum or property therefor, without the Lender's prior written consent (which may be withheld at the sole discretion of Lender).

         7.11     Liens
                  -----

         Without the prior written consent of Lender, Borrower shall not create or permit to exist any Lien on any of its real or personal properties, assets, accounts receivable or rights of whatsoever nature (whether now owned or hereafter acquired), except (a) Liens created pursuant to this Loan Agreement;
(b) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves; (c) Liens arising in the ordinary course of business (such as Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law for sums not overdue or being contested in good faith by appropriate proceedings and not involving any deposits or advances for borrowed money or the deferred purchase price of property or services, and, in each case, for which it maintains adequate reserves; and (d) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of Borrower.

         7.12     Investments
                  -----------

         Borrower shall not make or suffer to exist any investments or commitments therefor, without Lender's prior written consent, except short term obligations of, or fully guaranteed by, the United States of America, commercial paper rated A-1 or better by Standard Poor's Rating Services or P-1 or better by Moody's Investor Services, demand deposit accounts maintained in the ordinary course of business, and certificates of deposit issued by and time deposits with domestic commercial banks having capital and surplus in excess of $100,000,000.00.

         7.13     Mergers, Consolidations, Sales
                  ------------------------------

         Without Lender's prior written consent, Borrower shall not be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any receivables.

         7.14     Subsidiaries
                  ------------

         Borrower shall not create any Subsidiary without the prior written consent of Lender.

         7.15     Insurance
                  ---------

         Borrower shall maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from coverage thereof and which shall name Lender as a loss payee.

         7.16     Inspection
                  ----------

         Borrower shall at any reasonable time and from time to time permit Lender or any representative of Lender to examine and make copies of and abstracts from the records and books of account of, and visit and inspect the properties and assets of, Borrower, and to discuss the affairs, finances, and accounts of Borrower with any of Borrower's officers and directors and with Borrower's independent accountants.

         7.17     Operation of Business
                  ---------------------

         Borrower shall maintain all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, necessary or advisable to conduct its business and Borrower shall not violate any valid rights of others with respect to any of the foregoing. Borrower shall continue to engage in a business of the same general type as now conducted.

         7.18     Maintenance of Records and Properties
                  -------------------------------------

         Borrower shall keep adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of Borrower. Borrower shall maintain, keep and preserve all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

         7.19     Notice of Default, Litigation
                  -----------------------------

         Borrower shall promptly notify Lender in writing of all actions, suits or proceedings filed or threatened against or affecting Borrower in any court or before any governmental commission, board, or authority (or any material adverse development which occurs in any such action, suit or proceeding) which, if adversely determined, would have a Material Adverse Effect. Borrower shall promptly notify Lender in writing of the occurrence of an Event of Default or an Unmatured Event of Default.

         7.20     Maintenance of Existence, etc.
                  ------------------------------

         Borrower shall maintain and preserve (a) its existence and good standing in the jurisdiction of its organization, and (b) its qualification and good standing in each jurisdiction where the nature of its business makes such qualification necessary.

         7.21     Further Assurances
                  ------------------

         Borrower shall take such actions as Lender may reasonably request from time to time (including, without limitation, the execution and delivery of guarantees, security agreements, pledge agreements, mortgages, financing statements and other documents, the filing or recording of any of the foregoing, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that the obligations of Borrower hereunder and under the other Loan Documents are secured by the Collateral.

8.       Default
         -------

         8.1      Events of Default
                  -----------------

         Time is of the essence of this Loan Agreement. The occurrence of any of the following events shall constitute a default under this Loan Agreement and under the Loan Documents and shall be termed an "Event of Default":

                  a. Default in the payment when due of the principal of any Loan or any other amount payable by Borrower or Fraud Guarantor hereunder or under the Loan Documents or any other agreement between Lender and Borrower with respect to the borrowing of money.

                  b. Any representation, warranty, or financial statement made by or on behalf of Borrower or Fraud Guarantor in any of the Loan Documents, or any document contemplated by the Loan Documents, is materially false or materially misleading.

                  c. Any default by Borrower or Fraud Guarantor under the terms of the Exclusive Services Agreement or the Employment Agreement.

                  d. Any default shall occur under the terms applicable to any Debt of Borrower in an aggregate amount (for all Debt so affected) exceeding $10,000.00 and such default shall (a) consist of the failure to pay such Debt when due (subject to any applicable grace period), whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable prior to its expressed maturity.

                  e. Default in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, Borrower with respect to any material purchase or lease of goods or services.

                  f. Borrower or Fraud Guarantor (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing.

                  g. (i) Any involuntary Insolvency Proceeding is commenced or filed against Borrower or Fraud Guarantor, or any writ, judgment, warrant of attachment, warrant of execution or similar process is issued or levied against a substantial part of Borrower's or Fraud Guarantor's properties, and such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, warrant of execution or similar process shall not be released, vacated or fully bonded within 30 days after commencement, filing or levy; (ii) Borrower or Fraud Guarantor admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) Borrower or Fraud Guarantor acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor) or other similar Person for itself or a substantial portion of its property or business.

                  h. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against Borrower involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), as to any single or related series of transactions, incidents or conditions, of $50,000.00 or more, and the same shall remain unvacated and unstayed pending appeal for a period of 30 days after the entry thereof.

                  i. Any non-monetary judgment, order or decree is entered against Borrower that has or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

                  j. Fraud Guarantor fails in any material respect to perform or observe any applicable term, covenant or agreement of the Fraud Guarantee; or the Fraud Guarantee for any reason is partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, with respect to Fraud Guarantor; or Fraud Guarantor, or any other Person by, through or on behalf of Fraud Guarantor, contests in any manner the validity or enforceability of the Fraud Guarantee or denies that Fraud Guarantor has any further liability or obligation thereunder.

                  k. The Security Documents shall cease to be in full force and effect; or Borrower or any Person by, through or on behalf of Borrower shall contest the validity or enforceability of any Security Document.

                  l.       A Change of Control occurs.

                  m.       Any Material Adverse Effect occurs.

                  n. Failure by Borrower to comply with or to perform any provision of this Loan Agreement or any of the Loan Documents that is not specifically listed above as an Event of Default, with such failure continuing unremedied for a period of 15 days after notice of such failure is given to Borrower by Lender.

         8.2      No Waiver of Event of Default
                  -----------------------------

         No course of dealing or delay or failure to assert any Event of Default or Unmatured Event of Default shall constitute a waiver of that Event of Default or Unmatured Event of Default or of any prior or subsequent Event of Default or Unmatured Event of Default.

9.       Remedies
         --------

         9.1      Remedies upon Event of Default
                  ------------------------------

         If any Event of Default occurs, Lender may do any or all of the following:

                  a. declare the Commitment of Lender to make Loans to be terminated, whereupon such Commitment shall be terminated;

                  b. declare the unpaid principal amount of all outstanding Loans and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower; and

                  c. exercise all rights and remedies available to it under the Loan Documents or applicable law; provided, however, that upon the occurrence of any Event of Default specified in subsection 8.1
         (f) or (g), the obligation of Lender to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of Lender.

         9.2      Rights and Remedies Cumulative; No Waiver of Rights
                  ---------------------------------------------------

         The rights and remedies herein conferred are cumulative and not exclusive of any other rights or remedies and shall be in addition to every other right, power, and remedy that Lender may have, whether specifically granted herein or hereafter existing at law, in equity, or by statute. Any and all such rights and remedies may be exercised from time to time and as often and in such order as Lender may deem expedient. No delay or omission in the exercise or pursuance by Lender of any right, power, or remedy shall impair any such right, power, or remedy or shall be construed to be a waiver thereof.

         9.3      Offset
                  ------

         In addition to and not in limitation of all other rights and remedies (including other rights of offset) that Lender may have under applicable law, Lender shall, upon the occurrence of any Event of Default, have the right to appropriate and apply to the payment of the Note and all other liabilities of Borrower under the Loan Documents (whether or not then due), in such order of application as Lender may elect, any and all commissions and amounts owed or owing by Lender to Borrower under the terms of the Exclusive Supply Agreement. To secure the payment of the Obligations, Borrower hereby grants to Lender a continuing lien on and security interest in such commissions and amounts owed.

10.      General Provisions
         ------------------

         10.1     Governing Agreement
                  -------------------

         In the event of conflict or inconsistency between this Loan Agreement and the other Loan Documents, excluding the Note, the terms, provisions and intent of this Loan Agreement shall govern.

         10.2     Borrower's Obligations Cumulative
                  ---------------------------------

         Every obligation, covenant, condition, provision, warranty, agreement, liability, and undertaking of Borrower contained in the Loan Documents shall be deemed cumulative and not in derogation or substitution of any of the other obligations, covenants, conditions, provisions, warranties, agreements, liabilities, or undertakings of Borrower contained herein or therein.

         10.3     Payment of Expenses and Attorney's Fees
                  ---------------------------------------

         Borrower shall pay all reasonable expenses of Lender relating to the negotiation, drafting of documents, documentation of the Loan, and administration and supervision of the Loan including, without limitation, filing fees, and reasonable attorneys fees and legal expenses, whether incurred in making the Loan, in future amendments or modifications to the Loan Documents, or in ongoing administration and supervision of the Loan.

         Upon occurrence of an Event of Default, Borrower agrees to pay all costs and expenses, including reasonable attorney fees and legal expenses, incurred by Lender in enforcing, or exercising any remedies under, the Loan Documents, and any other rights and remedies.

         Borrower agrees to pay all expenses, including reasonable attorney fees and legal expenses, incurred by Lender in any Insolvency Proceeding of any type involving Borrower, Fraud Guarantor, the Loan Documents, or the Collateral, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral or relating to any plan of reorganization.

         10.4     Right to Perform for Borrower
                  -----------------------------

         Lender may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral or any other property or asset of Borrower, to pay any filing, recording, or other charges payable by Borrower, or to perform any other obligation of Borrower under this Loan Agreement or under the Security Documents.

         10.5     Assignability
                  -------------

         Borrower may not assign or transfer any of the Loan Documents and any such purported assignment or transfer is void. Lender may assign or transfer any of the Loan Documents. Funding of this Loan may be provided by an affiliate of Lender.

         10.6     Third Party Beneficiaries
                  -------------------------

         The Loan Documents are made for the sole and exclusive benefit of Borrower, Lender and Fraud Guarantor and are not intended to benefit any other third party. No third party may claim any right or benefit or seek to enforce any term or provision of the Loan Documents.

         10.7     Governing Law
                  -------------

         The Loan Documents shall be governed by and construed in accordance with the internal laws of the State of California, except to the extent that any such document expressly provides otherwise.

         10.8     Severability
                  ------------

         The illegality or unenforceability of any provision of this Loan Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Loan Agreement or such instrument or agreement.

         10.9     Interpretation of Loan Agreement
                  --------------------------------

         The article and section headings in this Loan Agreement are inserted for convenience only and shall not be considered part of the Loan Agreement nor be used in its interpretation.

         All references in this Loan Agreement to the singular shall be deemed to include the plural when the context so requires, and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

         10.10    Survival and Binding Effect of Representations, Warranties,
                  -----------------------------------------------------------
                  and Covenants
                  -------------

         All agreements, representations, warranties, and covenants made herein by Borrower shall survive the execution and delivery of this Loan Agreement and shall continue in effect so long as any obligation to Lender contemplated by this Loan Agreement is outstanding and unpaid, notwithstanding any termination of this Loan Agreement. All agreements, representations, warranties, and covenants made herein by Borrower shall survive any Insolvency Proceeding involving Borrower. All agreements, representations, warranties, and covenants in this Loan Agreement shall bind the party making the same, its successors and, in Lender's case, assigns, and all rights and remedies in this Loan Agreement shall inure to the benefit of and be enforceable by each party for whom made, their respective successors and, in Lender's case, assigns.

         10.11    Indemnification
                  ---------------

         Borrower shall indemnify Lender for any and all claims and liabilities, and for damages which may be awarded or incurred by Lender, and for all reasonable attorney fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance by Lender of any of the Loan Documents, but excluding any such claims based upon breach or default by Lender or gross negligence or willful misconduct of Lender.

         Lender shall have the sole and complete control of the defense of any such claims. Lender is hereby authorized to settle or otherwise compromise any such claims as Lender in good faith determines shall be in its best interests.

         10.12    Interest on Expenses and Indemnification, Collateral, Order of
                  --------------------------------------------------------------
                  Application
                  -----------

         All expenses, out-of-pocket costs, attorney's fees and legal expenses, amounts advanced in performance of obligations of Borrower, and indemnification amounts owing by Borrower to Lender under or pursuant to this Loan Agreement, the Note, or any Security Documents shall be due and payable upon demand. If not paid upon demand, all such obligations shall bear interest at the default rate provided in the Note from the date of disbursement until paid to Lender, both before and after judgment. Lender is authorized to disburse funds under the Note for payment of all such obligations.

         Payment of all such obligations shall be secured by the Collateral and by the Security Documents.

         All payments and recoveries shall be applied to payment of the foregoing obligations, the Note, and all other amounts owing to Lender by Borrower in such order and priority as determined by Lender. Unless provided otherwise in the Note, payments on the Note shall be applied first to accrued interest, if any, and the remainder, if any, to principal.

         10.13    Limitation of Consequential Damages
                  -----------------------------------

         Lender and its officers, directors, employees, representatives, agents, and attorneys, shall not be liable to Borrower or Fraud Guarantor for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with the negotiation, documentation, administration or collection of the Loans.

         10.14    Revival Clause
                  --------------

         If the incurring of any debt by Borrower or the payment of any money or transfer of property to Lender by or on behalf of Borrower or Fraud Guarantor should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Lender is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Lender's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Borrower and Fraud Guarantor, and each of them, shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

         10.15    Governing Law; Dispute Resolution
                  ---------------------------------

         The Loan Documents shall be governed by and construed by the laws of the State of California, disregarding the conflicts of laws provisions thereof. Any claim, dispute or controversy arising out of, or relating the Loan Documents or any related agreements or the making, performance, or interpretation of the rights and obligations explicitly set forth in the Loan Documents shall, upon the election by written notice of either party, be settled on an expedited basis by binding arbitration before a single arbitrator mutually agreeable to the parties, or if no agreement is reached, before a single arbitrator from the American Arbitration Association selected in accordance with its rules then in effect, which arbitration shall be conducted in accordance with such rules, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of controversy.

         10.16    Notices
                  -------

         All notices or demands by any party to this Loan Agreement shall, except as otherwise provided herein, be in writing and shall be deemed to have been sufficiently given when personally delivered, deposited in the United States mail, by registered or certified mail, or deposited with a reputable overnight mail carrier that provides delivery of such mail to be traced, addressed as follows:

         Mailing addresses:

         Lender:

                  Diverse Media Group Corp
                  1875 Century Park East, Suite 1790
                  Los Angeles, CA  90067
                  Attention: Trevor Saliba

         With a copy to:

                  CirTran Corporation
                  4125 South 6000 West
                  West Valley City, Utah  84128
                  Attention:  Iehab Hawatmeh

                  Callister Nebeker & McCullough
                  10 East South Temple, Suite 900
                  Salt Lake City, Utah 84133
                  Attention: Paul H. Shaphren

         Borrower:

                  Diverse Talent Group
                  1875 Century Park East, Suite 2250
                  Los Angeles, CA  90067
                  Attention: Christopher Nassif

         10.17    Counterparts
                  ------------

         This Loan Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of which taken together shall constitute but one and the same instrument.

         10.18    Disclosure of Financial and Other Information
                  ---------------------------------------------

         Borrower and Fraud Guarantor hereby consent to Lender disclosing to CirTran Corporation any and all information, knowledge, reports, and records, including, without limitation, financial statements, relating in any manner whatsoever to the Loans, Borrower, and Fraud Guarantor.

         10.19    Integrated Agreement and Subsequent Amendment
                  ---------------------------------------------

         The Loan Documents and the Exclusive Services Agreement constitute the entire agreement between Lender, Borrower and Fraud Guarantor, and may not be altered or amended except by written agreement signed by Lender, Borrower, and, if applicable, Fraud Guarantor. The Loan Documents and the Exclusive Services Agreement are a final expression of the agreement between Lender, Borrower and Fraud Guarantor and the Loan Documents may not be contradicted by evidence of any alleged oral agreement.

         All prior and contemporaneous agreements, arrangements and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

         IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered by their proper and duly authorized representatives as of May 24, 2006.


                                     Lender:

                                     DIVERSE MEDIA GROUP CORP.


                                     By: /s/
                                         ---------------------------------------
                                         Name:
                                         Title:

                                    Borrower:

                                    DIVERSE TALENT GROUP, INC.


                                    By: /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A

                                      NOTE

                                    EXHIBIT B

                        FRAUDULENT TRANSACTION GUARANTEE


































                                        1

--------------------------------------------------------------------------------